Exhibit 99.2

IBM 2Q 2021 Earnings Non-GAAP Supplemental Material July 19, 2021 ibm.com/investor

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 2Q 2021 2Q21 Yr/Yr2Q21 Yr/Yr GAAP @CC GAAP @CC Cloud & Cognitive Software 6% 2% Global Technology Services Flat (4%) Cloud & Data Platforms 12% 8% Infrastructure & Cloud Services Flat (4%) Cognitive Applications 12% 8% Technology Support Services Flat (4%) Transaction Processing Platforms (7%) (11%) Cloud(1%) (5%) Cloud 29% 25% Systems(7%) (10%) Global Business Services 12% 7% Systems Hardware (7%) (10%) Consulting 16% 11% IBM Z(11%) (13%) Application Management 5% 1% Power(2%) (5%) Global Process Services 28% 25% Storage(7%) (10%) Cloud 35% 30% Operating Systems Software (9%) (12%) Cloud(16%) (19%) The above reconciles the Non-GAAP financial information contained in the “Cloud & Cognitive Software”, “Global Business Services”, “Global Technology Services”, “Systems”, “Services Segments Details”, “Software and Systems Segment Details”, and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 19, 2021, for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 2

Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 2Q 2021 2Q21 Yr/Yr GAAPDivest impact Currency impact Adjusted Total Revenue3% 0 pts (4 pts) (0%) Americas 4% 0 pts (1 pts) 3% Europe/ME/Africa 6% 0 pts (9 pts) (3%) Asia Pacific (2%) 0 pts (2 pts) (4%) Total Cloud13% 0 pts (4 pts) 9% The above reconciles the Non-GAAP financial information contained in the “Financial Highlights”, “Revenue and P&L Highlights”, and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 19, 2021, for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 3

Non-GAAP Supplemental Materials Reconciliation of Revenue for Red Hat, Normalized - 2Q 2021 2Q21 Yr/Yr Revenue, Normalized for Historical ComparabilityRed Hat Revenue GAAP growth rate*36% Impact from purchase accounting deferred revenue and intercompany adjustments ** (16 pts) Revenue growth rate, normalized for historical comparability (non-GAAP)20% Impact from currency (3 pts) Revenue growth rate, normalized for historical comparability and adjusting for currency (non-GAAP)17% *Represents change in GAAP revenue as reported by IBM. Red Hat is included in the Cloud & Cognitive Software segment. **Represents change in the second-quarter 2021 impact of the deferred revenue purchase accounting adjustment and adjustments to add back revenue which was eliminated for sales between Red Hat and IBM. This line represents revenue that would have been recognized by Red Hat under GAAP if the acquisition had not occurred but was not recognized by IBM due to purchase accounting and intercompany adjustments. The above reconciles the Non-GAAP financial information contained in the “Prepared Remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 19, 2021, for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 4

Non-GAAP Supplemental Materials Reconciliation of Expense Summary - 2Q 2021 2Q21 Non-GAAPOperating GAAPAdjustments(Non-GAAP) SG&A Currency(3 pts) 0 pts (3 pts) Acquisitions/Divestitures0 pts 0 pts 0 pts Base*2 pts 3 pts 4 pts RD&E Currency(2 pts) 0 pts (2 pts) Acquisitions/Divestitures0 pts 0 pts 0 pts Base*(2 pts) 0 pts (2 pts) Operating Expense & Other Income Currency (4 pts) 0 pts (4 pts) Acquisitions/Divestitures (1 pts) 0 pts (1 pts) Base* 0 pts 3 pts 3 pts The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 19, 2021, for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency, acquisitions and divestitures. Supplemental Materials 5

Non-GAAP Supplemental Materials Reconciliation of Continuing Operations - 2Q 2021 2Q21 Acquisition-Retirement-Separation-Related Related Tax ReformRelated GAAPAdjustmentsAdjustmentsImpactsChargesAdjusted Gross Profit $9,004 $180 ——$58 $9,242 Gross Profit Margin48.0% 1.0 pts ——0.3 pts 49.3% SG&A 5,334 (298) ——(116) 4,919 RD&E1,657 ———(0) 1,656 Other (Income) & Expense315 (1) (328) ——(14) Total Expense7,451 (299) (328) —(117) 6,708 Pre-tax Income 1,552 479 328 —175 2,534 Pre-tax Income Margin 8.3% 2.6 pts 1.7 pts — 0.9 pts 13.5% Tax Rate 14.7% 1.4 pts 0.7 pts (0.5 pts) 0.7 pts 17.0% Net Income 1,325 373 261 14 131 2,103 Net Income Margin 7.1% 2.0 pts 1.4 pts 0.1 pts 0.7 pts 11.2% Earnings Per Share$1.47 $0.41 $0.29 $0.01 $0.15 $2.33 $ in millions (except EPS which is in whole dollars) The above reconciles the Non-GAAP financial information contained in the “Financial Highlights”, “Revenue and P&L Highlights”, “Expense Summary” and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 19, 2021, for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 6

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow – YTD and Last 12 Months 12 Months YTDEnded Jun 2021 Jun 2021 Net Cash from Operating Activities per GAAP:$7.5 $17.7 Less: change in Global Financing (GF) Receivables$3.8 $5.1 Net Cash from Operating Activities (Excluding GF Receivables)$3.8 $12.5 Capital Expenditures, Net ($1.2) ($2.8) Free Cash Flow (Excluding GF Receivables)$2.6 $9.7 Structural actions initiated in 4Q20 & separation charges* $1.2 $1.3 Adjusted Free Cash Flow $3.8 $11.0 $ in billions *includes cash impacts incurred in the period related to structural actions initiated in 4Q20 and separation related costs The above reconciles the Non-GAAP financial information contained in the “Financial Highlights”, “Cash Flow and Balance Sheet Highlights”, “Cash Flow Summary” and “Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8 -K dated July 19, 2021, for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 7

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